REORGANIZATION ITEMS, NET	12 Months Ended
Dec. 31, 2017
REORGANIZATION ITEMS, NET [Abstract]
REORGANIZATION ITEMS, NET

NOTE 18 — REORGANIZATION ITEMS, NET:

On November 14, 2012 (the “Petition Date”), OSG and 180 of its subsidiaries including INSW Debtor entities, filed voluntary petitions for reorganization under Chapter 11 of the U.S. Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors filed with the Bankruptcy Court a plan of reorganization which was subsequently confirmed by the Bankruptcy Court’s order entered on July 18, 2014. On August 5, 2014 (the “Effective Date”), the plan of reorganization became effective and OSG and its affiliated debtors, including INSW Debtor entities, emerged from bankruptcy. On February 10, 2017, pursuant to a final decree and order of the Bankruptcy Court, OSG’s one remaining case, as the parent company, was closed.

Reorganization items, net represent amounts incurred subsequent to the bankruptcy date as a direct result of the filing of the Chapter 11 cases. The table below reflects the recovery of previously allocated professional fees associated with a litigation matter that OSG subsequently settled for an amount in excess of its related out-of-pocket expenses.

For the year ended December 31,	2017	2016	2015
Allocated trustee fees	$-	$74	$147
Allocated professional fees	-	(3,220)	5,422
Other claim adjustments	-	3,277	90
	$-	$131	$5,659

The table above reflects the recovery of previously allocated professional fees associated with a litigation matter that OSG subsequently settled for an amount in excess of its related out-of-pocket expenses during 2016.

No cash was paid for reorganization items for the years ended December 31, 2017, 2016 and 2015. For the years ended December 31, 2016 and 2015, the allocation of non-cash reorganization expenses of $131, and $5,659, respectively, were recorded as capital contributions from OSG.